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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                          Date of Report: June 18, 2002
                        (Date of earliest event reported)


      HEIDRICK & STRUGGLES, INC. 401(K) PROFIT SHARING AND RETIREMENT PLAN
             (Exact name of registrant as specified in the charter)

                    HEIDRICK & STRUGGLES INTERNATIONAL, INC.
        (Name of the issuer of the securities held pursuant to the plan)


         Delaware                     000-25837                 36-2681268
(State or other jurisdiction    (Commission File No.)          (IRS Employer
 of incorporation)                                           Identification No.)


                       233 South Wacker Drive, Suite 4200
                          Chicago, Illinois 60606-6303
                    (Address of Principal Executive Offices)


                                  312-496-1200
               (Registrant's telephone number including area code)


                                       n/a

          (Former name or former address, if changed since last report)

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Item 4.    Changes in Registrant's Certifying Accountant

     On June 18, 2002, the Administrative Committee of the Heidrick & Struggles, Inc. 401(k) Profit Sharing and Retirement Plan ("the Plan") decided to dismiss Arthur Andersen LLP ("Andersen") as the Plan's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Plan's independent public accountants for the year ending December 31, 2001.

     Andersen's audit reports on the Plan's financial statements for each of the two fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Plan's two fiscal years ended December 31, 2000 and 1999 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on the Plan's financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

     The company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 18, 2002 with respect thereto.

     During the Plan's two fiscal years ended December 31, 2000 and 1999 and through the date hereof, the Plan did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number    Description
--------------    -----------

16.1 Letter from Arthur Andersen LLP dated June 18, 2002 regarding change in certifying accountant.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HEIDRICK & STRUGGLES, INC. 401(k)
                                          PROFIT SHARING AND RETIREMENT PLAN



                                          /s/  Robert Sloan
                                          -----------------------------------

                                          Authorized signatory for the
                                          Administrative Committee

Dated: June 21, 2002